As filed with the Securities and Exchange Commission on April 27, 2001
                                                      Registration No. 333-69255


================================================================================





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT No. 2
                                       TO
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2


A.         Exact name of trust:           EQUITY SECURITIES TRUST, SERIES 22,
                                          HIGH YIELD SYMPHONY SERIES

B.         Name of depositor:             ING FUNDS DISTRIBUTOR, INC.

C.         Complete address of depositor's principal executive offices:

           ING FUNDS DISTRIBUTOR, INC.
           1475 Dunwoody Drive
           West Chester, Pennsylvania  19380


D.         Name and complete address of agent for service:


             PETER J. DeMARCO                       Copy of comments to:
             Senior Vice President                  MICHAEL R. ROSELLA, ESQ.
             ING Funds Distributor, Inc.            Paul, Hastings, Janofsky &
             1475 Dunwoody Drive                    Walker LLP
             West Chester, Pennsylvania 19380       399 Park Avenue
                                                    New York, NY 10022
                                                            (212) 318-6800



It is proposed that this filing become effective (check appropriate box)


|+|  immediately upon filing pursuant to paragraph (b) of Rule 485
|X|  on April 30, 2001 pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)
|_|  on (         date                ) pursuant to paragraph (a) of Rule 485





================================================================================



The Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31,2000 on or about March 29, 2001.

 -------------------------------------------------------------------------------

                                      LOGO
--------------------------------------------------------------------------------


                             EQUITY SECURITIES TRUST
                                    SERIES 22
                           HIGH YIELD SYMPHONY SERIES




The Trust is a unit investment trust designated Equity Securities Trust, Series 22, High Yield Symphony Series. The Sponsor is ING Funds Distributor, Inc. The Trust consists of a fixed, diversified portfolio of publicly traded common stock of closed-end investment companies, whose portfolios consist primarily of high-yielding corporate bonds, debentures and notes. These high yield funds and their weightings in the Trust portfolio will be selected based upon the recommendations of the portfolio consultants. The term "high yield" refers to high yield-high risk securities which are rated below investment grade by recognized rating agencies or are unrated securities of comparable quality. The Trust seeks to provide high current income. Capital appreciation is a secondary objective of the Trust. The Sponsor cannot assure that the Trust will achieve these objectives. The minimum purchase is 100 Units.


This Prospectus consists of two parts. Part A contains the Summary of Essential Information including summary material relating to the Trust, the Portfolio and the Statement of Financial Condition of the Trust. Part B contains more detailed information about the Trust. Part A may not be distributed unless accompanied by Part B. Please read and retain both parts of this Prospectus for future reference.




================================================================================



================================================================================


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                         PROSPECTUS DATED APRIL 30, 2001

                                    THE TRUST

OBJECTIVES. The Trust seeks to provide investors with high current income. Capital appreciation is a secondary objective of the Trust. There is no guarantee that the objectives of the Trust will be achieved.

PORTFOLIO SELECTION. The Trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end investment companies, the portfolios of which consist primarily of high-yielding corporate bonds, debentures and notes. As used herein, the term "Securities" means the common stocks of the high yield funds initially deposited in the Trust and contracts and funds for the purchase of such high yield funds, and any additional securities acquired and held by the Trust pursuant to the provisions of the Indenture.


DESCRIPTION OF PORTFOLIO.*/ The Portfolio contains issues of domestic common stock. 100% of the - issues are represented by the Sponsor's contracts to purchase. Approximately 98.35 % of the Portfolio is listed on the New York Stock Exchange and approximately 1.65% is listed on the American Stock Exchange.


RISK CONSIDERATIONS. Unitholders can lose money by investing in this Trust. The value of the units, the Securities and the bonds held by the high yield funds included in the portfolio can each decline in value. An investment in units of the Trust should be made with an understanding of the following risks:

      o The high yield funds which comprise the Securities invest primarily in high-yielding corporate debt instruments generally rated in the lower rating categories by nationally recognized rating agencies or in unrated securities of comparable value. While these lower rated securities generally offer a higher return potential than higher rated securities, they also involve greater price volatility and greater risk of loss of income and principal.

      o The high yield funds will receive early returns of principal when bonds are called or sold before they mature. The funds may not be able to reinvest the money they receive at as high a yield or as long a maturity.

      o Unitholders will pay both Trust expenses and a share of each high yield fund's expenses.

      o The Securities are shares of closed-end funds which frequently trade at a discount from their net asset value in the secondary market. The amount of such discount is subject to change from time to time in response to various factors.

      o A significant number of the high yield funds utilize substantial leveraging in their portfolios. This leveraging will cause increased price volatility for those fund's shares, and as a result, increased volatility for the price of the units of the Trust.

      o Since the portfolio of the Trust is fixed and "not managed", in general the Sponsor can only sell securities at the Trust's termination or in order to meet redemptions. As a result, the price at which each security is sold may not be the highest price it attained during the life of the Trust.

      o When cash or a letter of credit is deposited with instructions to purchase securities in order to create additional units, an increase in the price of a particular security between the time of deposit and the time that securities are purchased will cause the units to be comprised of less of that security and more of the

--------
*/ For changes in the Trust Portfolio from January 1, 2001 to March 15, 2001 see Schedule A on page A-7 which reflects the content or "makeup" of the Trust Portfolio as of March 15, 2001.

           remaining  securities.  In  addition,   brokerage  fees  incurred  in
           purchasing the Securities will be an expense of the Trust.


      o A decline in the value of the Securities during the initial offering period may require additional Securities to be sold in order to reimburse the Sponsor for organizational costs. This would result in a decline in value of the units.


PUBLIC OFFERING PRICE. The Public Offering Price per 100 units of the Trust is calculated by:


      o dividing the net assets of the Trust by the number of units outstanding;
      o adding a sales charge of 4.50% (4.712% of the net amount invested);  and
      o multiplying the result by 100.


The price of a single unit, or any multiple thereof, is calculated by dividing the Public Offering Price per 100 units by 100 and multiplying by the number of units. Orders involving at least 10,000 units will be entitled to a volume discount from the Public Offering Price. The Public Offering Price per Unit may vary on a daily basis in accordance with fluctuations in the aggregate value of the underlying Securities and each investor's purchase price will be computed as of the date the units are purchased.

DISTRIBUTIONS. Distributions of dividends received, less expenses, will be made by the Trust on the last business day of every month. The final distribution will be made within a reasonable period of time after the Trust terminates.

MARKET FOR UNITS. Unitholders may sell their units to the Sponsor or the Trustee any time, without fee or penalty. However, the Sponsor intends to repurchase units from unitholders throughout the life of the Trust at prices based upon the market value of the underlying Securities. However, the Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If a market is not maintained a unitholder will be able to redeem his units with the Trustee at the same price. The existence of a liquid trading market for these Securities may depend on whether dealers will make a market in these Securities. There can be no assurance of the making or the maintenance of a market for any of the Securities contained in the portfolio of the Trust or of the liquidity of the Securities in any markets made. The price at which the Securities may be sold to meet redemptions and the value of the Units will be adversely affected if trading markets for the Securities are limited or absent.


TERMINATION. The Trust will terminate in approximately five years. At that time investors may choose one of the following three options with respect to their terminating distribution:


      o    receive the distribution in-kind if they own at least 2,500 Units;

      o receive cash upon the liquidation of their pro rata share of the Securities; or

      o reinvest in a subsequent series of the Equity Securities Trust (if one is offered) at a reduced sales charge.

REINVESTMENT PLAN. Unitholders may elect to automatically reinvest their distributions, if any (other than the final distribution in connection with the termination of the Trust) into additional units of the Trust. Investors purchasing additional units of the Trust by automatically reinvesting their distributions will not be assessed a sales charge. See "Reinvestment Plan" in Part B for details on how to enroll in the Reinvestment Plan.


                                                   SUMMARY OF ESSENTIAL INFORMATION
                                                       As of December 31, 2000:


Initial Date of Deposit:  March 11, 1999                            Minimum Value of Trust:  The Trust may be
Aggregate Value of Securities:                       $ 73,497,202     terminated if the value of the Trust is less than 40% of
Number of Units:                                       11,305,014     the aggregate value of the Securities at the completion
Fractional Undivided Interest in Trust:              1/11,305,014     of the Deposit Period.
Public Offering Price per 100 Units:                                Mandatory Termination Date:  The earlier of
Net Assets of the Trust..........................    $ 74,569,441     March 11, 2006 or the disposition of the last Security
Divided By 11,305,014 Units (times 100)                               in the Trust.
                                                         $ 659.61   CUSIP Numbers:  Cash: 294762 45 5
Plus Sales Charge of 4.50% of Public                                Reinvestment: 294762 46 3
   Offering Price................................       $   31.08   Trustee:  The Chase Manhattan Bank
Public Offering Price+...........................        $ 690.69   Trustee's Fee:  $.74 per 100 Units outstanding
Sponsor's Repurchase Price And                                      Other Fees and Expenses:  $.06 per 100 Units
   Redemption Price Per 100 Units:++                     $ 659.61   outstanding
Evaluation Time:  4:00 p.m. New York time.                          Sponsor:  ING Funds Distributor, Inc.
Minimum Income or Principal  Distribution:                          Sponsor's Supervisory Fee:  Maximum of $.30 per 100
  $1.00 per 100 Units                                                 Units outstanding (see "Trust Expenses and Charges" in
Liquidation Period:  Beginning five days prior to the                 Part B).
  Mandatory Termination Date.                                       Portfolio Consultant: Riccardi Group LLC
Rollover Notification Date:  March 1, 2006 or                       Record Dates:  Fifteenth day of each month
another date as determined by the Sponsor.                          Distribution Dates:  Last business day of each month








+ On the Initial Date of Deposit there will be no cash in the Income or Principal Accounts. Anyone purchasing Units after such date will have included in the Public Offering Price a pro rata share of any cash in such Accounts.

++ As of the close of the initial offering period, the Sponsor's Repurchase Price and Redemption Price per 100 Units for the Trust will be reduced to reflect the payment of the organization costs to the Sponsor.

                                    FEE TABLE
                             As of December 31, 2000


This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See "Public Offering and Trust Expenses and Charges." Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.


Unitholder Transaction Expenses
(Fees paid directly from your investment)

                                                                                                    As a % of            Amount
                                                                                                    Offering            per 100
                                                                                                      Price              Units
                                                                                                      -----              ------
Maximum Sales Charges Imposed on Purchase............................................                 4.50%             $31.08

Estimated Annual Fund Operating Expenses
(Expenses that are deducted from Trust assets)
                                                                                                                       Amount
                                                                                                    As a % of            per
                                                                                                    Net Assets         100 Units
                                                                                                    ----------        -------------
Trustee's Fee........................................................................                  .112%              $ .74
Other Operating Expenses.............................................................                  .055%              $ .36
   Portfolio Supervision, Bookkeeping and Administrative Fees........................                  .046%              $ .30
                                                                                                     ----------       ----------
Total................................................................................                  .167%              $1.10
                                                                                                     ==========       ==========


                                     Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other unit trusts.


                                                                                                          1       3       5
                                                                                                         year   years   years

                                      A-5

This Example  assumes that you invest  $10,000 in the Trust for the time periods indicated, assuming the Trust's estimated operating expense ratio of .167% and a
5% return on the investment  throughout  the period.  Although your actual costs may be
higher or lower, based on these assumptions, your costs would be:....................................      $466    $501   $540


      The Example does not reflect sales charges on reinvested dividends. The Example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or a annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.

                      FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:





                                                                        Distributions of Income                Distributions of
                               Units            Net Asset Value*/          During the Period                 Principal During the
       Period Ended         Outstanding           Per 100 Units             (Per 100 Units)                 Period (Per 100 Units)
       ------------         -----------           -------------             ---------------                 ---------------------

    December 31, 1999        8,330,677               $755.59                    $ 78.39                               --
    December 31, 2000        11,305,014              $659.61                    $100.69                               --



--------

*/ Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets. Financial Statements for a


                                   Schedule A
                                   ----------

     #             Shares       Description                                          Market Value          % Portfolio
-------------------------------------------------------------------------------------------------------------------------
 1         1,163,170  CIGNA HIGH INCOME SHARE                                     $5,350,582.00                5.35%
 2           289,725  COLONIAL INTERMEDIATE HIGH INCOME                            1,518,159.00                1.52%
                      FUND
 3           117,958  CONSECO STRATEGIC INCOME FUND                                1,144,192.60                1.14%
 4           458,088  CORPORATE HIGH YIELD FUND                                    4,782,438.72                4.79%
 5           174,353  CORPORATE HIGH YIELD FUND II                                 1,604,047.60                1.60%
 6           158,095  CORPORATE HIGH YIELD FUND III                                1,612,569.00                1.61%
 7         1,948,030  DEBT STRATEGIES FUND II INC.                                14,415,422.00               14.42%
 8         1,254,619  DREYFUS HIGH YIELD STRATEGIES FUND                           9,346,911.55                9.36%
 9           386,307  FRANKLIN UNIVERSAL TRUST                                     3,206,348.10                3.21%
10         1,411,868  HIGH INCOME OPPORTUNITY FUND                                12,904,473.52               12.91%
11           269,211  HIGH YIELD PLUS FUND                                         1,766,024.16                1.77%
12           564,059  MANAGED HIGH YIELD PLUS FUND                                 4,794,501.50                4.80%
13           553,801  MORGAN STANLEY DEAN WITTER HIGH                              1,345,736.43                1.35%
                      INCOME ADVANTAGE TRUST
14           657,183  MORGAN STANLEY DEAN WITTER HIGH                              1,531,236.39                1.53%
                      INCOME ADVANTAGE TRUST
15           147,850  MORGAN STANLEY HIGH YIELD FUND                               1,670,705.00                1.67%
16           129,900  PACHOLDER FUND                                               1,401,621.00                1.41%
17           462,364  PROSPECT STREET HIGH INCOME PORTFOLIO                        2,422,787.36                2.42%
18           138,466  PUTNAM MANAGED HIGH YIELD FUND                               1,452,508.34                1.45%
19         1,188,799  SALOMON BROTHERS HIGH INCOME FUND II                        14,277,475.99               14.29%
20           404,251  SCUDDER HIGH INCOME TRUST                                    3,415,920.95                3.42%
21         1,056,352  SENIOR HIGH INCOME PORTFOLIO                                 6,750,089.28                6.75%
22           344,430  VAN KAMPEN HIGH INCOME TRUST                                 1,739,371.50                1.74%
23           222,200  VAN KAMPEN HIGH INCOME TRUST II                              1,488,740.00                1.49%
                                                                                ---------------------------------------

            TOTALS                                                               $99,941,861.99              100.00%

                         Report of Independent Auditors

The Sponsor, Trustee and Certificateholders of
Equity Securities Trust Series 22, High Yield Symphony Series

We have audited the accompanying statement of net assets of Equity Securities Trust Series 22, High Yield Symphony Series, including the portfolio, as of December 31, 2000 and the related statements of operations and changes in net assets and financial highlights for the year then ended and for the period from March 11, 1999 (date of deposit) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Securities Trust Series 22, High Yield Symphony Series at December 31, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended and for the period from March 11, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                  [GRAPHIC OMITTED]


New York, New York
April 16, 2001

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                                    Portfolio

                                December 31, 2000


               Number
Portfolio       of                                           Percentage     Cost of        Market
   No.        Shares         Name of Issuer                   of Trust(1)  Securities(2)   Value (3
--------------------------------------------------------------------------------------------------

   1         954,022     Cigna High Income Share                5.43%     $6,363,449   $3,994,967
   2         237,629     Colonial Intermediate High             1.52      1,437,252     1,113,886
                         Income Fund
   3          96,748     Conseco Strategic Income Fund          1.14      1,155,560       840,498
   4         375,718     Corporate High Yield Fund              4.79      4,110,002     3,522,356
   5         143,002     Corporate High Yield Fund II           1.79      1,444,605     1,313,831
   6         129,668     Corporate High Yield Fund III          1.58      1,476,104     1,158,908
   7       1,597,855     Debt Strategies Fund II Inc.          13.99     12,639,298    10,286,192
   8       1,029,021     Dreyfus High Yield Strategies          9.01     11,163,877     6,624,323
                           Fund
   9         316,842     Franklin Universal Trust               3.21      2,630,218     2,356,512
  10       1,157,995     High Income Opportunity Fund          13.49     11,244,110     9,915,332
  11         220,808     High Yield Plus Fund                   1.77      1,548,778     1,298,351
  12         331,561     Kemper High Income Trust               3.27      2,853,831     2,403,817
  13         462,633     Managed High Yield Plus Fund           4.29      5,234,085     3,151,687
  14         454,218     Morgan Stanley Dean Witter High
                         Income Advantage Trust                 1.47      1,972,411     1,078,768
  15         539,015     Morgan Stanley Dean Witter High
                         Income Advantage Trust II              1.74      2,422,839     1,280,161
  16         121,265     Morgan Stanley High Yield Fund         1.56      1,635,973     1,144,438
  17         106,545     Pacholder Fund                         1.53      1,443,579     1,125,382
  18         379,222     Prospect Street High Income            2.32      3,025,760     1,706,499
                         Portfolio
  19         113,569     Putnam Managed High Yield Fund         1.56      1,402,598     1,149,886
  20         975,039     Salomon Brothers High Income          14.76     11,629,994    10,847,309
                           Fund II
  21         866,405     Senior High Income Portfolio           6.78      6,359,285     4,981,829
  22         282,496     Van Kampen American Capital
                           Inter Term High Income Trust         1.59      1,632,245     1,165,296
  23         182,245     Van Kampen  Merritt Ltd. Term
                           High                                 1.41      1,363,536     1,036,974
                         Income Trust
                                                            ----------  ------------  ------------
                                                              100.00%   $96,189,389   $73,497,202
                                                            ==========  ============  ============

See accompanying footnotes to portfolio and notes to financial statements.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                             Footnotes to Portfolio


1.  Based on the market value of the securities in the Trust.

2. See "Tax Status" in Part B of this Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale or redemption of a security.

3. At December 31, 2000, the net unrealized depreciation of all the securities was comprised of the following:

               Gross unrealized appreciation          $         -
               Gross unrealized depreciation           22,692,187
                                                   ---------------
               Net unrealized depreciation           $ 22,692,187
                                                   ===============



The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                             Statement of Net Assets

                                December 31, 2000


Investments in securities, at market value (cost $96,189,389)       $ 73,497,202

Other assets
  Dividends receivable                                                   622,344
  Cash                                                                   376,671
  Receivable for units sold                                              328,178
                                                                ----------------
                                                                       1,327,193
Total other assets                                              ----------------


Liabilities
  Payable for securities purchased                                       254,954
                                                                ----------------
Total liabilities                                                        254,954
                                                                ----------------

Excess of other assets over total liabilities                          1,072,239
                                                                ----------------

Net assets (11,305,014 units of fractional undivided
  interest outstanding, $6.60 per unit)                             $ 74,569,441
                                                                ================



The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                             Statement of Operations


                                                                 For the period
                                                                 from March 11,
                                                                  1999 (date of
                                                  Year Ended       deposit) to
                                                    December         December
                                                    31, 2000         31, 1999
                                              ----------------- ----------------
Investment income
Dividends                                        $ 9,881,107     $   4,789,004
Interest                                             153,793           250,538
                                              ----------------- ----------------
Total income                                      10,034,900         5,039,542
                                              ----------------- ----------------

Expenses
Organizational expenses                              114,537                 -
Trustee's fees                                        96,087            31,038
Surveillance fee                                      29,780            13,345
                                              ----------------- ----------------
Total expenses                                       240,404            44,383
                                              ------------------- --------------
Net investment income                              9,794,496         4,995,159
                                              ----------------- ----------------
Realized and unrealized (loss)
Realized loss on investments                        (169,374)                -
Unrealized depreciation on investments            (9,814,284)      (12,877,903)
                                              ----------------- ----------------
Net loss on investments                           (9,983,658)      (12,877,903)
                                              ----------------- ----------------
Net decrease in net assets resulting from
      operations                                 $  (189,162)    $  (7,882,744)
                                              ================= ================



The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                       Statement of Changes in Net Assets


                                                                For the period
                                                                from March 11,
                                                                1999 (date of
                                                Year Ended        deposit)
                                                 December        to December
                                                  31, 2000         31, 1999
                                              ----------------------------------
Operations
Net investment income                         $  9,794,496     $   4,995,159
Realized loss on investments                      (169,374)                -
Unrealized depreciation on investments          (9,814,284)      (12,877,903)
                                              ----------------------------------
Net decrease in net assets resulting from
      operations                                  (189,162)       (7,882,744)
                                              ----------------------------------
Distributions to Certificateholders
Investment income                                9,844,475         4,117,739

Redemptions
Interest                                             3,475                 -
Principal                                        1,053,183                 -
                                              ----------------------------------
Total distributions and redemptions             10,901,133         4,117,739
                                              ----------------------------------
Total decrease                                 (11,090,295)      (12,000,483)

Value of additional units acquired during the
  offering period to Certificateholders         22,713,802        74,797,198

Net assets
Beginning of period                            62,945,934           149,219
                                             -----------------------------------
End of period (including undistributed net
  investment income of $938,503 and $877,420,
  respectively)                              $ 74,569,441     $  62,945,934
                                             ===================================


The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                              Financial Highlights



Selected data for a unit of the Trust outstanding:*

                                                                   For the
                                                                   period from
                                                                    March 11,
                                                                  1999 (date of
                                                    Year Ended     deposit) to
                                                     December      December 31,
                                                     31, 2000          1999
                                                 -------------------------------
Net asset value, beginning of period**               $  7.56         $  9.54
                                                 -------------------------------
Income                                                  1.02            1.21
Expenses                                                (.02)           (.01)
                                                 -------------------------------
Net investment income                                   1.00            1.20
                                                 -------------------------------
Net gain or loss on investments (1)                     (.96)          (2.19)
                                                 -------------------------------
Total from investment operations                         .04            (.99)
                                                 -------------------------------
Less distributions
  to Certificateholders
    Income                                              1.00             .99
                                                 -------------------------------
Total distributions                                     1.00             .99
                                                 -------------------------------
Net asset value, end of period**                     $  6.60         $  7.56
                                                 ===============================

(1) Net gain or loss on investments is a result of changes in outstanding units since 2000 and March 11, 1999 and the dates of net gain and loss on investments.

* Unless otherwise stated, based upon average units outstanding during the year of 9,817,846 ([11,305,014+8,330,677]/2) for 2000 and of 4,173,162
     ([8,330,677+15,646]/2) for 1999.

**   Based upon actual units outstanding.

The accompanying notes form an integral part of the financial statements.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                          Notes to Financial Statements

                                December 31, 2000


1. Organization

Equity Securities Trust Series 22, High Yield Symphony Series (the "Trust") was organized on March 11, 1999 by Reich & Tang Distributors, Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The objective of the Trust is to provide high current income. Capital appreciation is a secondary objective of the Trust.

Effective February 9, 2000, ING Funds Distributor, Inc. ("ING") became the successor sponsor to certain unit investment trusts previously sponsored by Reich & Tang. As successor sponsor, ING has assumed all of the obligations and rights of Reich & Tang, the previous sponsor.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Dividend income is recognized as of the ex-dividend date.

Security Valuation

Investments are carried at market value which is determined by The Chase Manhattan Bank. The market value of the portfolio is based upon the bid prices for the stocks at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                    Notes to Financial Statements (continued)




3. Income Taxes

No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4. Trust Administration

The Chase Manhattan Bank (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

The Trust Indenture and Agreement provides for dividend distributions once a month.

The Trust Indenture and Agreement further requires that proceeds received from the disposition of securities, other than those securities sold in connection with the redemption of units, be distributed to Certificateholders.

The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the period ended December 31, 2000 and 1999, 140,924 and 0 units were redeemed.

The Trust pays an annual fee for trustee services rendered by the Trustee of $.74 per 100 units outstanding. A maximum fee of $.30 per 100 units outstanding is paid to the Sponsor. For the period ended December 31, 2000 and 1999, the "Trustee's Fees" amounted to $72,202 and $31,038. Trustee fees also include other expenses of professional, printing and miscellaneous fees.

                             Equity Securities Trust

                                    Series 22

                           High Yield Symphony Series

                    Notes to Financial Statements (continued)
5. Net Assets

At December 31, 2000, the net assets of the Trust represented the interest of Certificateholders as follows:

      Original cost to Certificateholders                     $    149,219
      Less initial gross underwriting commission                    58,668
                                                            ----------------
                                                                    90,551
      Cost of additional securities acquired during the
        offering period to Certificateholders                   97,466,894
      Accumulated cost of securities sold                       (1,368,056)
      Net unrealized depreciation                              (22,692,187)
      Undistributed net investment income                          938,503
      Distributions in excess of proceeds from investments         133,736
                                                            ----------------
                                                            ----------------
                                                              $ 74,569,441
                                                            ================

The  original  cost  to  Certificateholder,   less  initial  gross  underwriting
commission, represents the aggregate initial public offering price net of applicable sales charge on 15,646 units of fractional undivided interest of the Trust as of the date of deposit. An additional 11,430,292 units of fractional undivided interest were issued during the offering period.

--------------------------------------------------------------------------------




                                      LOGO
--------------------------------------------------------------------------------



                             EQUITY SECURITIES TRUST
                                    SERIES 22
                           HIGH YIELD SYMPHONY SERIES

                                PROSPECTUS PART B

                      PART B OF THIS PROSPECTUS MAY NOT BE
                        DISTRIBUTED UNLESS ACCOMPANIED BY
                                     PART A

                                    THE TRUST

           ORGANIZATION. Equity Securities Trust, Series 22, High Yield Symphony Series is a "unit investment trust". The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, between Reich & Tang Distributors, Inc., the predecessor to ING Funds Distributor, Inc., as Sponsor, and The Chase Manhattan Bank, as Trustee.

           On the Initial Date of Deposit, the Sponsor deposited securities with the Trustee, including common stock and funds and delivery statements relating to contracts for the purchase of certain such securities (collectively, the "Securities") with an aggregate value as set forth in Part A and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter the Trustee, in exchange for the Securities so deposited, has registered on the registration books of the Trust evidence of the Sponsor's ownership of all Units of the Trust. The Sponsor has a limited right to substitute other securities in the Trust portfolio in the event of a failed contract. See "The Trust--Substitution of Securities." The Sponsor may also, in certain circumstances, direct the Trustee to dispose of certain Securities if the Sponsor believes that, because of market or credit conditions, or for certain other reasons, retention of the Security would be detrimental to Unitholders. See "Trust Administration Portfolio--Supervision."


           As of the Initial Date of Deposit, a "Unit" represented an undivided interest or pro rata share in the Securities and cash of the Trust in the ratio of one hundred Units for the aggregate market value of the Securities initially deposited in the Trust. As additional Units are issued by the Trust as a result of the deposit of Additional Securities, as described below, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.


           DEPOSIT OF ADDITIONAL SECURITIES. With the deposit of the Securities in the Trust on the Initial Date of Deposit, the Sponsor established a proportionate relationship among the initial aggregate value of specified Securities in the Trust. During the 90 days subsequent to the Initial Date of Deposit (the "Deposit

Period"), the Sponsor may deposit additional Securities in the Trust that are substantially similar to the Securities already deposited in the Trust ("Additional Securities"), contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in order to create additional Units, maintaining to the extent practicable the original proportionate relationship of the number of shares of each Security in the Trust portfolio on the Initial Date of Deposit. These additional Units, which will result in an increase in the number of Units outstanding, will each represent, to the extent practicable, an undivided interest in the same number and type of securities of identical issuers as are represented by Units issued on the Initial Date of Deposit. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, unavailability of Securities or the fact that the Trust is prohibited from acquiring more than 3% of the outstanding voting stock of any High Yield Fund. The composition of the Trust portfolio may change slightly based on certain adjustments made to reflect the disposition of Securities and/or the receipt of a stock dividend, a stock split or other distribution with respect to such Securities, including Securities received in exchange for shares or the reinvestment of the proceeds distributed to Unitholders. Deposits of Additional Securities in the Trust subsequent to the Deposit Period must replicate exactly the existing proportionate relationship among the number of shares of Securities in the Trust portfolio. Substitute Securities may be acquired under specified conditions when Securities originally deposited in the Trust are unavailable (see "The Trust--Substitution of Securities" below).

           OBJECTIVES. The primary objective of the Trust is to seek to provide high current income. Capital appreciation is a secondary objective of the Trust. The Trust seeks to achieve its objectives by investing in a portfolio of the common stock of closed-end investment companies, the portfolios of which (under normal market conditions) have at least 65% of their assets in high-yielding corporate bonds, debentures and notes. In addition, a portion of the remaining percentage of some of the investment companies' portfolios may be invested in common stock or other equity related securities, including convertible securities, preferred stock, warrants and rights (see "The Trust--The
Securities" below). As used herein, the term "Securities" means the stocks initially deposited in the Trust and described in "Portfolio" in Part A and any additional stocks acquired and held by the Trust pursuant to the provisions of the Indenture. All of the Securities in the Trust are listed on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotations ("NASDAQ") National Quotation Market System.


           The Trust will terminate in approximately five years, at which time investors may choose to either receive the distributions in kind (if they own at least 2,500 Units), in cash or reinvest in a subsequent series of Equity Securities Trust (if offered) at a reduced sales charge. The Trust is intended to be an investment which should be held by investors for the full term of the Trust and not be used as a trading vehicle. Since the Sponsor may deposit additional Securities in connection with the sale of additional Units, the yields on these Securities may change subsequent to the Initial Date of Deposit. Further, the Securities may appreciate or depreciate in value, dependent upon the full range of economic and market influences affecting corporate profitability, the financial condition of issuers (including non-U.S. issuers) and the prices of equity securities in general and the Securities in particular. Therefore, there is no guarantee that the objectives of the Trust will be achieved.


           THE SECURITIES. Each of the Securities in the Portfolio of the Trust is a closed-end mutual fund (the "High Yield Funds") that invests primarily in high-yielding corporate bonds, debentures and notes. Each High Yield Fund is analyzed by the Portfolio Consultants based on the underlying characteristics of its individual holdings. Diligent research is vital to the success of any mutual fund. Careful attention has been paid to the individual investments that each High Yield Fund has under management in order to reduce the Trust's exposure to early bond calls and under-performing securities that would have the effect of diluting the Trust's current income. Each security within a potential fund purchase is evaluated by the Portfolio Consultants for its credit quality and call risk probability. In addition, all potential investments are evaluated based upon the experience of each funds' portfolio manager in various economic and interest rate cycles.


           Out of the universe of 35 high-yield, closed-end funds, the selection process as of the Initial Date of Deposit narrowed the field to a group of 25 funds that meet the criteria of stable performance, and are consistent with the Trust's objectives. By employing an investment strategy that requires the Trust to invest in a series of funds, investors will be diversified across a wide spectrum of debt and equity issues, thereby reducing the exposure to any single issuer of corporate debt and/or equity, or any single portfolio manager.


           The Trustee has not participated and will not participate in the selection of Securities for the Trust, and neither the Sponsor, the Portfolio Consultants nor the Trustee will be liable in any way for any default, failure or defect in any Securities.

           SUBSTITUTION OF SECURITIES. In the event of a failure to deliver any Security that has been purchased for the Trust under a contract ("Failed Securities"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("Substitute Securities") to make up the original corpus of the Trust.

           The Substitute Securities must be purchased within 20 days after the delivery of the notice of the failed contract. Where the Sponsor purchases Substitute Securities in order to replace Failed Securities, the purchase price may not exceed the purchase price of the Failed Securities and the Substitute Securities must be substantially similar to the Securities originally contracted for and not delivered.

           Whenever a Substitute Security has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unitholders of the Trust of the acquisition of the Substitute Security and the Trustee shall, on the next Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Substitute Security plus accrued interest, if any.

           In the event no substitution is made, the proceeds of the sale of Securities will be distributed to Unitholders as set forth under "Rights of Unitholders -- Distributions." In addition, if the right of substitution shall not be utilized to acquire Substitute Securities in the event of a failed contract, the Sponsor will cause to be refunded the sales charge attributable to such Failed Securities to all Unitholders, and distribute the principal and dividends, if any, attributable to such Failed Securities on the next Distribution Date.


                               RISK CONSIDERATIONS

           CLOSED-END FUNDS. The value of your units may increase or decrease depending on the value of the underlying shares of the High Yield Funds in the Trust's portfolio. The High Yield Funds are closed-end investment companies with managed portfolios. Shares of closed-end funds frequently trade at a discount from net asset value. However, a fund's articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting the fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trust) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those High Yield Funds whose shares were purchased by the Trust at a premium. As of the business day prior to the initial date of deposit, 40.25% of the High Yield Funds included in the Trust's portfolio were trading at a premium. Should any of the High Yield Funds convert to open-end status, the Trust will retain such shares unless a determination is made that the retention of such shares would be detrimental to the Trust. In the unlikely event that a Fund converts to open- end status at a time when its shares are trading at a premium there would be an immediate loss in value to the Trust since shares of open-end funds trade at net asset value. In addition, to the extent that the converted Fund creates additional shares when interest rates have declined and invests in lower yielding securities, the Trust may experience a reduction of the average yield of its retained shares in that Fund caused by the acquisition of lower coupon investments. Certain of the High Yield Funds may have in place or may put in place in the future plans pursuant to which the Fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by the Fund's board to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by the Trust are repurchased by the Fund, the Trust position in that Fund would be reduced and the cash would be deposited in the Trust's Principal Account and distributed to Unitholders at the next applicable Distribution Date. Similarly, in the event that the Trust does not retain shares of a Fund which converted to open-end status, the Trust position in that Fund would be eliminated and the cash distributed to Unitholders.

           Shares of many High Yield Funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations because of the Sponsor's buying and selling securities than shares with greater liquidity. Investors should be aware that there can be no assurance that the value of the Securities in the Trust's Portfolio will increase or that the issuers of those Securities will pay dividends on outstanding shares. Any distributions of income to Unitholders will generally depend on the declaration of dividends by the issuers of the underlying stocks, and the declaration of dividends depends on several factors including the financial condition of the issuers included in the portfolios of those Securities and general economic conditions.

           LOWER GRADE SECURITIES. The High Yield Funds in the Trust portfolio may invest primarily in lower grade securities. There are certain risks associated with the High Yield Funds' investments in such securities that could cause the value of these funds to decrease. This, in turn, could cause the value of your Units to decrease. The risks are outlined below.

           Lower grade securities are regarded as being predominately speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities.

           The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to distressed securities, discussed below, the lower grade securities in which the High Yield Funds may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after a High Yield Fund purchases a particular security, in which case the High Yield Fund and the Trust may experience losses and incur costs.

           Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from one of the High Yield Funds which holds it. If a call were exercised by the issuer during a period of declining interest rates, the particular High Yield Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the High Yield Fund and the Trust and dividends to Unitholders.

           Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to adversely affect a High Yield Fund's net asset value which, in turn, may adversely affect the value of your Units. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in a High Yield Fund's portfolio could be adversely affected along with the value of your Units.

           Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the High Yield Funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices a High Yield Fund receives for its lower grade securities to be reduced. In addition, a High Yield Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of a High Yield Fund's portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, a High Yield Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

           DISTRESSED SECURITIES. The High Yield Funds may invest a portion of their total assets in "Distressed Securities" which are securities that are:

           o the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition

           o rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P), or

           o if unrated, are in the opinion of the High Yield Fund's investment advisor of equivalent quality.

An investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Trust pursues its secondary objective of capital growth through a High Yield Fund's investment in Distressed Securities, the Trust's ability to achieve current income for you may be diminished.

      DILUTION. The Trust is prohibited from subscribing to a rights offering for shares of any of the High Yield Funds. In the event of a rights offering for additional shares of a High Yield Fund, Unitholders should expect that the Trust will, at the completion of the offer, own a smaller proportional interest in such Fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed.

      This may be particularly serious when the subscription price per share for the offer is less than the High Yield Fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a High Yield Fund's subscription price per share is below that Fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

           The Trust may transfer or sell its rights to purchase additional shares of a High Yield Fund to the extent permitted by the terms of that Fund's rights offering. The cash the Trust receives from transferring your rights might serve as partial compensation for any possible dilution of the Trust's interest in the Fund. There can be no assurance, however, that the rights will be transferable or that a market for the rights will develop or the value, if any, that such rights will have.

      LEVERAGE. The use of leverage by the High Yield Funds creates an opportunity for increased net income and capital growth for their shares, but, also creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The High Yield Funds may use leverage to provide their shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowing and debt or in the dividend rates on any preferred shares may affect the return to shareholders.

      To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a High Yield Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a High Yield Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. This would, in turn, reduce the amount available for distribution to you as a Unitholder.

      FOREIGN SECURITIES. Certain High Yield Funds may invest all or a portion of their assets in securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to:

           o          fluctuations in foreign exchange rates

           o          future foreign political and economic developments, and

           o          different   legal  systems  and  possible   imposition  of
                      exchange controls or other foreign government laws or restrictions.

Securities prices in different countries are subject to different economic, financial, political and social factors. Since the High Yield Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the High Yield Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. Finally, accounting, auditing and financial reporting standards in foreign countries are not necessarily equivalent to U.S. standards and therefore disclosure of certain material information may not be made.

      Beginning on January 1, 1999, the Euro was introduced as the new, single European currency by eleven European Monetary Union member countries. These countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The Euro may result in uncertainties and disruptions for securities of European companies and European financial markets which could adversely affect the Trust. At this time, the Sponsor cannot predict what impact the Euro will have.

      VOTING. In regard to the voting of all proxies with respect to a High Yield Fund, the Sponsor has instructed the Trustee to vote the shares held by the Trust in the same proportion as the vote of all other holders of the shares of such High Yield Fund. With respect to rights offering, as described in the Dilution section above, the Trust may not accept any additional securities of the High Yield Funds.

      FIXED PORTFOLIO. The value of the Units will fluctuate depending on all of the factors that have an impact on the economy and the equity markets. These factors similarly impact the ability of an issuer to distribute dividends. Unlike a managed investment company in which there may be frequent changes in the portfolio of securities based upon economic, financial and market analyses, securities of a unit investment trust, such as the Trust, are not subject to such frequent changes based upon continuous analysis. All the Securities in the Trust are liquidated or distributed during the Liquidation Period. Since the Trust will not sell Securities in response to ordinary market fluctuation, and only at the Trust's termination, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. Some of the Securities in the Trust may also be owned by other clients of the Sponsor and their affiliates. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. Investors should consult with their own financial advisers prior to investing in the Trust to determine its suitability. (See "Trust Administration--Portfolio Supervision" below.)

      ADDITIONAL SECURITIES. Investors should be aware that in connection with the creation of additional Units subsequent to the Initial Date of Deposit, the Sponsor may deposit Additional Securities, contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in each instance maintaining the original proportionate relationship, subject to adjustment under certain circumstances, of the numbers of shares of each Security in the Trust. Subject to regulatory approval, to the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust.

      Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Unitholder's Units and the Income per Unit received by the Trust. In particular, Unitholders who purchase Units during the initial offering period would experience a dilution of their investment as a result of any brokerage fees paid by the Trust during subsequent deposits of Additional Securities purchased with cash deposited. In order to minimize these effects, the Trust will try to purchase Securities as near as possible to the Evaluation Time or at prices as close as possible to the prices used to evaluate Trust Units at the Evaluation Time.

      In addition, subsequent deposits to create such additional Units will not be covered by the deposit of a bank letter of credit. In the event that the
Sponsor does not deliver cash in consideration for the additional Units delivered, the Trust may be unable to satisfy its contracts to purchase the Additional Securities without the Trustee selling underlying Securities. Therefore, to the extent that the subsequent deposits are not covered by a bank letter of credit, the failure of the Sponsor to deliver cash to the Trust, or any delays in the Trust receiving such cash, would have significant adverse consequences for the Trust.

      COMMON STOCK. Since the Trust contains primarily common stocks of domestic issuers, an investment in Units of the Trust should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Securities may become impaired. Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

      LEGISLATION. At any time after the Initial Date of Deposit, legislation may be enacted, affecting the Securities in the Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in the Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

      LEGAL PROCEEDINGS AND LITIGATION. At any time after the Initial Date of Deposit, legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to the Securities in the Trust or to matters involving the business of the issuer of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trust or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.

                                 PUBLIC OFFERING

      OFFERING PRICE. In calculating the Public Offering Price, the aggregate value of the Securities is determined in good faith by the Trustee on each "Business Day" as defined in the Indenture in the following manner: because the Securities are listed on a national securities exchange, this evaluation is based on the closing sale prices on that exchange as of the Evaluation Time (unless the Trustee deems these prices inappropriate as a basis for valuation). If the Trustee deems these prices inappropriate as a basis for evaluation, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or by such other appraisal deemed appropriate by the Trustee or (c) by any combination of the above, each as of the Evaluation Time.

      VOLUME AND OTHER DISCOUNTS. Units are available at a volume discount from the Public Offering Price based upon the number of Units purchased. This volume discount will result in a reduction of the sales charge applicable to such purchases. The approximate reduced sales charge on the Public Offering Price applicable to such purchases is as follows:


                                                                 APPROXIMATE
                                                                   REDUCED
               NUMBER OF UNITS                                      SALES
               ---------------
                                                                  CHARGE
               10,000 but less than 25,000...........               4.25%
               25,000 but less than 50,000...........               4.00%
               50,000 but less than 75,000...........               3.50%
               75,000 but less than 100,000..........               3.00%

           For transactions of 100,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. The Sponsor reserves the right to change the discounts from time to time.

           These discounts will apply to all purchases of Units by the same purchaser. Units purchased by the same purchasers in separate transactions will be aggregated for purposes of determining if such purchaser is entitled to a discount provided that such purchaser must own at least the required number of Units at the time such determination is made. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The discount is also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

           The holders of units of prior series of Equity Securities Trusts (the "Prior Series") may "rollover" into this Trust by exchanging units of the Prior Series for Units of the Trust at their relative net asset values, subject to a reduced sales charge of 3.50%. An exchange of a Prior Series for Units of the Trust will generally be a taxable event. The rollover option described herein will also be available to investors in the Prior Series who elect to purchase Units of the Trust within 60 days of their liquidation of units in the Prior Series (see "Trust Termination").

           Employees (and their immediate families) of ING Funds Distributor, Inc. (and its affiliates), the Portfolio Consultants and of the special counsel to the Sponsor, may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the aggregate value of the underlying securities in the Trust divided by the number of Units outstanding (without a sales charge). Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained, and not through other broker-dealers.

           Investors in any open-end management investment company or unit investment trust that have purchased their investment within a five-year period prior to the date of this Prospectus can purchase Units of the Trust in an amount not greater in value than the amount of said investment made during this five-year period at a reduced sales charge of 3.50% of the public offering price.

           Units may be purchased (including purchases by Rollover Unitholders) at the Public Offering Price (for purchases which do not qualify for a volume discount) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering--Distribution of Units") by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive the volume discount.


           DISTRIBUTION OF UNITS. During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, Units will be distributed by the Sponsor and dealers at the Public Offering Price. The initial offering period is thirty days after each deposit of Securities in the Trust and the Sponsor may extend the initial offering period for successive thirty day periods. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. Further, as a result of certain legislative changes effective November, 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.

           The Sponsor presently maintains and intends to continue to qualify the Units for sale in substantially all States through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to 4.0% per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

           Broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts or under which the Sponsor will allow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

           SPONSOR'S PROFITS. The Sponsor will receive a combined gross underwriting commission equal to up to 4.50% of the Public Offering Price per 100 Units (equivalent to 4.712% of the net amount invested in the Securities). Additionally, the Sponsor may realize a profit on the deposit of the Securities in the Trust representing the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust (See "Portfolio"). The Sponsor may realize profits or sustain losses with respect to Securities deposited in the Trust which were acquired from underwriting syndicates of which they were a member. All or a portion of the Securities initially deposited in the Trust may have been acquired through the Sponsor.

           During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, the Underwriter may also realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence in the Public Offering Price received by the Sponsor for the Units. Cash, if any, made available to the Sponsor prior to settlement date for the purchase of Units may be used in the Sponsor's business subject to the limitations of 17 CFR 240.15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

           Both upon acquisition of Securities and termination of the Trust, the Trustee may utilize the services of the Sponsor for the purchase or sale of all or a portion of the Securities in the Trust. The Sponsor may receive brokerage commissions from the Trust in connection with such purchases and sales in accordance with applicable law.

           In maintaining a market for the Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

                              RIGHTS OF UNITHOLDERS

      OWNERSHIP OF UNITS. Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form at the Depository Trust Company ("DTC") through an investor's brokerage account. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor's DTC account and registered in the nominee name CEDE & COMPANY. Individual purchases of beneficial ownership interest in the Trust may be made in book-entry form through DTC. Ownership and transfer of Units will be evidenced and accomplished directly and indirectly by book-entries made by DTC and its participants. DTC will record ownership and transfer Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sales from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request property accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

      DISTRIBUTIONS. Dividends received by the Trust are credited by the Trustee to an Income Account for the Trust. Other receipts, including the proceeds of Securities disposed of, are credited to a Principal Account for the Trust.

           Distributions to each Unitholder from the Income Account are computed as of the close of business on each Record Date for the following payment date and consist of an amount substantially equal to such Unitholder's pro rata share of the income credited to the Income Account, less expenses. Distributions from the Principal Account of the Trust (other than amounts representing failed contracts, as previously discussed) will be computed as of each Record Date, and will be made to the Unitholders of the Trust on or shortly after the Distribution Date. Proceeds representing principal received from the disposition of any of the Securities between a Record Date and a Distribution Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the next Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date after such purchase.

           As of each Record Date, the Trustee will deduct from the Income Account of the Trust, and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

           The dividend distribution per 100 Units, if any, cannot be anticipated and may be paid as Securities are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Income Account or the Principal Account until the balance therein is an amount sufficient to distribute $1.00 per 100 Units.

           RECORDS. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of dividends and interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement showing (a) as to the Income Account: dividends, interest and other cash amounts received, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, deductions for applicable taxes and fees and expenses of the Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (b) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and fees and expenses of the Trust, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (c) a list of the Securities held, a list of Securities purchased, sold or otherwise disposed of during the calendar year and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per 100 Units based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Unitholders during such calendar year from the Income and Principal Accounts, separately stated, of the Trust, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year.

           The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Unitholders, a current list of Securities in the portfolio and a copy of the Trust Agreement.


                                    LIQUIDITY

           SPONSOR REPURCHASE. Unitholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The aggregate value of the Securities will be determined by the Trustee on a daily basis and computed on the basis set forth under "Trustee Redemption." The Sponsor does not guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. The Sponsor may discontinue the repurchase of Units if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which redemption requests are received in proper form by ING Funds Distributor, Inc., 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. Redemption requests received after 4 P.M., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Unitholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

           Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate value of the Securities in the Trust plus a 4.50% sales charge (or 4.712% of the net amount invested) plus a pro rata portion of amounts, if any, in the Income Account. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

           The Sponsor may, under certain circumstances, as a service to Unitholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Securities, and if such disposition cannot be made by the redemption date (three calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Unitholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

           TRUSTEE REDEMPTION. At any time prior to the Evaluation Time on the business day preceding the commencement of the Liquidation Period (approximately seven years from the Initial Date of Deposit), Units may also be tendered to the Trustee for redemption upon payment of any relevant tax by contacting the Sponsor, broker, dealer or financial institution holding such Units in street name. In certain instances, additional documents may be required, such as trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

           Within three business days following a tender for redemption, the Unitholder will be entitled to receive an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time), the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

           A Unitholder will receive his redemption proceeds in cash and amounts paid on redemption shall be withdrawn from the Income Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemptions. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced. The Securities to be sold will be selected by the Trustee in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be approximately 100 shares for readily marketable Securities.

           The Redemption Price per Unit is the pro rata share of the Unit in the Trust determined by the Trustee on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Securities in the Trust as determined by the Trustee, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash allocated for the distribution to Unitholders of record as of the business day prior to the evaluation being made. As of the close of the initial offering period the Redemption Price per 100 Units will be reduced to reflect the payment of the per 100 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 100 Units received by a Unitholder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial offering period. Because the Securities are listed on a national securities exchange, the Trustee may determine the value of the Securities in the Trust based on the closing sale prices on that exchange. Unless the Trustee deems these prices inappropriate as a basis for evaluation or if there is no such closing purchase price, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above.

           Any Unitholder tendering 2,500 Units or more of the Trust for redemption may request by written notice submitted at the time of tender from the Trustee in lieu of a cash redemption a distribution of shares of Securities and cash in an amount and value equal to the Redemption Price Per Unit as determined as of the evaluation next following tender. To the extent possible, in kind distributions ("In Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at The Depository Trust Company. An In Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the Trust portfolio and cash from the Principal Accounts equal to the balance of the Redemption Price to which the tendering Unitholder is entitled. If funds in the Principal Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described above.

           The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Unitholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

           The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

           A Unitholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                              TRUST ADMINISTRATION

           PORTFOLIO SUPERVISION. The Trust is a unit investment trust and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Trust, however, will not be managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio. It is unlikely that the Trust will sell any of the Securities other than to satisfy redemptions of Units, or to cease buying Additional Securities in connection with the issuance of additional Units. However, the Trust Agreement provides that the Sponsor may direct the disposition of Securities upon the occurrence of certain events including: (1) default in payment of amounts due on any of the Securities; (2) institution of certain legal proceedings; (3) default under certain documents materially and adversely affecting future declaration or payment of amounts due or expected; (4) determination of the Sponsor that the tax treatment of the Trust as a grantor trust would otherwise be jeopardized; or (5) decline in price as a direct result of serious adverse credit factors affecting the issuer of a Security which, in the opinion of the Sponsor, would make the retention of the Security detrimental to the Trust or the Unitholders.

In addition, the Trust Agreement provides as follows:

                     (a) If a default in the payment of amounts due on any Security occurs pursuant to provision (1) above and if the Sponsor fails to give immediate instructions to sell or hold that Security, the Trustee, within 30 days of that failure by the Sponsor, shall sell the Security.

                     (b) It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new securities in exchange and substitution for any Security pursuant to a recapitalization or reorganization. If any exchange or substitution is effected notwithstanding such rejection, any securities or other property received shall be promptly sold unless the Sponsor directs that it be retained.

                     (c) Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities, shall be promptly sold unless the Sponsor directs that it be retained by the Trustee. The proceeds of any disposition shall be credited to the Income or Principal Account of the Trust.

                     (d) The  Sponsor is  authorized  to  increase  the size and number of Units of the Trust by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units from time to time subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit is maintained to the extent practicable. The Sponsor may specify the minimum numbers in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the original proportionate relationship. If Securities of an issue originally deposited are unavailable at the time of the subsequent deposit, the Sponsor may (i) deposit cash or a letter of credit with instructions to purchase the Security when it becomes available, or (ii) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Substitute Security.

           In determining whether to dispose of or hold Securities, new securities or property, the Sponsor may be advised by the Portfolio Supervisor.

           TRUST AGREEMENT AND AMENDMENT. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Unitholders.

           The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of investors holding 66 2/3% of the Units then outstanding for the purpose of modifying the rights of Unitholders; provided that no such amendment or waiver shall reduce any Unitholder's interest in the Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Units. The Trust Agreement may not be amended, without the consent of the holders of all Units in the Trust then outstanding, to increase the number of Units issuable or to permit the acquisition of any Securities in addition to or in substitution for those initially deposited in such Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Unitholders, in writing, of the substance of any such amendment.

           TRUST TERMINATION. The Trust Agreement provides that the Trust shall terminate as of the Evaluation Time on the business day preceding the Liquidation Period or upon the earlier maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such Trust and in no event is it to continue beyond the Mandatory Termination Date. If the value of the Trust shall be less than the minimum amount set forth under "Summary of Essential Information" in Part A, the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the Trust. The Trust may also be terminated at any time with the consent of the investors holding 100% of the Units then outstanding. The Trustee may utilize the services of the Sponsor for the sale of all or a portion of the Securities in the Trust, and in so doing, the Sponsor will determine the manner, timing and execution of the sales of the underlying Securities. Any brokerage commissions received by the Sponsor from the Trust in connection with such sales will be in accordance with applicable law. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Such notice will provide Unitholders with the following three options by which to receive their pro rata share of the net asset value of the Trust and requires their election of one of the three options by notifying the Trustee by returning a properly completed election request (to be supplied to Unitholders of at least 2,500 Units prior to the commencement of the Liquidation Period) (see Part A--"Summary of Essential Information" for the date of the commencement of the Liquidation Period):

                     1. A  Unitholder  who owns at least  2,500  Units and whose interest in the Trust would entitle it to receive at least one share of each underlying Security will have its Units redeemed on commencement of the Liquidation Period by distribution of the Unitholder's pro rata share of the net asset value of the Trust on such date distributed in kind to the extent represented by whole shares of underlying Securities and the balance in cash within three business days next following the commencement of the Liquidation Period. Unitholders subsequently selling such distributed Securities will incur brokerage costs when disposing of such Securities. Unitholders should consult their own tax adviser in this regard;

                     2. A Unitholder may elect to receive in cash such Unitholder's pro rata share of the net asset value of the Trust derived from the sale by the Sponsor as the agent of the Trustee of the underlying Securities during the Liquidation Period. The Unitholder's pro rata share of its net assets of the Trust will be distributed to such Unitholder within three days of the settlement of the trade of the last Security to be sold; or

                     3. A Unitholder may elect to invest such Unitholder's pro rata share of the net assets of the Trust derived from the sale by the Sponsor as agent of the Trustee of the underlying Securities during the Liquidation Period, in units of a subsequent series of Equity Securities Trust (the "New Series"), provided one is offered. It is expected that a special redemption and liquidation will be made of all Units of this Trust held by a Unitholder (a "Rollover Unitholder") who affirmatively notifies the Trustee on or prior to the Rollover Notification Date set forth in the "Summary of Essential Information" for the Trust in Part A. The Units of a New Series will be purchased by the Unitholder within three business days of the settlement of the trade for the last Security to be sold. Such purchaser will be entitled to a reduced sales charge upon the purchase of units of the New Series. It is expected that the terms of the New Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar options with respect to the termination of such New Series will be available. The availability of this option does not constitute a solicitation of an offer to purchase Units of a New Series or any other security. A Unitholder's election to participate in this option will be treated as an indication of interest only. At any time prior to the purchase by the Unitholder of units of a New Series such Unitholder may change his investment strategy and receive, in cash, the proceeds of the sale of the Securities. An election of this option will not prevent the Unitholder from recognizing taxable gain or loss (except in the case of a loss, if and to the extent the New Series is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Unitholders should consult their own tax advisers in this regard.

           Unitholders who do not make any election will be deemed to have elected to receive the termination distribution in cash (option number 2).

           The Sponsor has agreed that to the extent they effect the sales of underlying securities for the Trustee in the case of the second and third options during the Liquidation Period such sales will be free of brokerage commissions. The Sponsor, on behalf of the Trustee, will sell, unless prevented by unusual and unforeseen circumstances, such as, among other reasons, a suspension in trading of a Security, the close of a stock exchange, outbreak of hostilities and collapse of the economy, by the last business day of the Liquidation Period. The Redemption Price per 100 Units, upon the settlement of the last sale of Securities during the Liquidation Period, will be distributed to Unitholders in redemption of such Unitholders' interest in the Trust.

           Depending on the amount of proceeds to be invested in Units of the New Series and the amount of other orders for Units in the New Series, the Sponsor may purchase a large amount of securities for the New Series in a short period of time. The Sponsor's buying of securities may tend to raise the market prices of these securities. The actual market impact of the Sponsor's purchases, however, is currently unpredictable because the actual amount of securities to be purchased and the supply and price of those securities is unknown. A similar problem may occur in connection with the sale of Securities during the Liquidation Period; depending on the number of sales required, the prices of and demand for Securities, such sales may tend to depress the market prices and thus reduce the proceeds of such sales. The Sponsor believes that the sale of underlying Securities over the Liquidation Period as described above is in the best interest of a Unitholder and may mitigate the negative market price consequences stemming from the trading of large amounts of Securities. The Securities may be sold in fewer than five days if, in the Sponsor's judgment, such sales are in the best interest of Unitholders. The Sponsor, in implementing such sales of securities on behalf of the Trustee, will seek to maximize the sales proceeds and will act in the best interests of the Unitholders. There can be no assurance, however, that any adverse price consequences of heavy trading will be mitigated.

           The Sponsor may for any reason, in its sole discretion, decide not to sponsor any subsequent series of the Trust, without penalty or incurring liability to any Unitholder. If the Sponsor so decides, the Sponsor will notify the Trustee of that decision, and the Trustee will notify the Unitholders. All Unitholders will then elect either option 1, if eligible, or option 2.

           By electing to "rollover" into the New Series, the Unitholder indicates his interest in having his terminating distribution from the Trust invested only in the New Series created following termination of the Trust; the Sponsor expects, however, that a similar rollover program will be offered with respect to all subsequent series of the Trust, thus giving Unitholders an opportunity to elect to roll their terminating distributions into a New Series. The availability of the rollover privilege does not constitute a solicitation of offers to purchase units of a New Series or any other security. A Unitholder's election to participate in the rollover program will be treated as an indication of interest only. The Sponsor intends to coordinate the date of deposit of a future series so that the terminating trust will terminate contemporaneously with the creation of a New Series. The Sponsor reserves the right to modify, suspend or terminate the rollover privilege at any time.



           THE SPONSOR. ING Funds Distributor, Inc., an Iowa corporation, is a wholly owned indirect subsidiary of ING Groep N.V. ING Groep N.V., among the leading global financial services organizations, is engaged in asset management, banking and insurance activities in 60 countries worldwide with over 90,000 employees. The Sponsor is a member of the National Association of Securities Dealers, Inc.


           The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Unitholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

           The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor. If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor;
(b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

           THE TRUSTEE. The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017
(800) 428-8890 and its unit investment trust office at Four New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

           The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Securities or Units in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by any independent evaluation service employed by it. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or the Trust which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities pursuant to the Trust Agreement.

           For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

           The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Unitholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

           Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.


           {THE PORTFOLIO CONSULTANTS. The Portfolio Consultants are Thomas J. Herzfeld Advisors, Inc., a Florida corporation with offices at 10491 S.W. 97th Avenue, Miami, Florida 33176, and Riccardi Group LLC, a Delaware limited liability corporation with offices at 2501 South Ocean Drive #529, Hollywood, Florida 33019. Thomas Herzfeld, President of Thomas J. Herzfeld Advisors, Inc., will be primarily responsible for the recommendation of the closed-end funds to the Sponsor. Mr. Herzfeld is considered to be a foremost expert on closed-end funds. Mr. Herzfeld publishes an "Encyclopedia of Closed End Funds" and has written books and numerous articles on investing in closed-end funds. "Barrons" uses the "Herzfeld Closed End Average" as the standard for tracking the performance of closed-end funds.


           Cynthia M. Brown, an officer and director of Riccardi Group LLC in conjunction with Thomas Ryan, a director of Riccardi Group LLC will be responsible for analyzing the credit quality and income sustainability of the closed-end funds selected by Mr. Herzfeld and recommended to the Sponsor. Ms. Brown is a former Senior Vice President and portfolio manager at Massachusetts Financial Services. She was responsible for a number of portfolios totaling over $2 billion which were comprised of primarily non-rated as well as investment grade tax- exempt securities. Mr. Ryan is CEO of Riverside Capital Advisors of Miami, Florida, and has over 25 years experience as a high yield analyst and portfolio manager.

           Neither Portfolio Consultant is a sponsor of the Trust. The Portfolio Consultants have been retained by the Sponsor, at its expense. The Portfolio Consultants' only responsibility with respect to the Trust, in addition to their role in Portfolio selection, is to monitor the Securities of the Portfolio and make recommendations to the Sponsor regarding the disposition of the Securities held by the Trust. The responsibility of monitoring the Securities of the Portfolio means that if the Portfolio Consultants' view materially changes regarding the appropriateness of an investment in any Security then held in the Trust based upon the investment objectives, guidelines, terms, parameters, policies and restrictions supplied to the Portfolio Consultants by the Sponsor, the Portfolio Consultants will notify the Sponsor of such change to the extent consistent with applicable legal requirements. The Sponsor is not obligated to adhere to the recommendations of the Portfolio Consultants regarding the disposition of Securities. The Sponsor has the sole authority to direct the Trust to dispose of Securities under the Trust Agreement. The Portfolio Consultants have no other responsibilities or obligations to the Trust or the Unitholders.

           Each of the Portfolio Consultants may resign or may be removed by the Sponsor at any time on sixty days' prior written notice. The Sponsor shall use its best efforts to appoint a satisfactory successor in the event that either Portfolio Consultant resigns or is removed. Such resignations or removals shall become effective upon the acceptance of appointment by the successor Portfolio Consultant. If upon resignation of both of the Portfolio Consultants no successor has accepted appointment within sixty days after notice of resignation, the Sponsor has agreed to perform this function. Thomas J. Herzfeld Advisors, Inc. may execute principal transactions with the Trust and may also act as a broker in effecting transactions for the Trust.

           EVALUATION OF THE TRUST. The value of the Securities in the Trust portfolio is determined in good faith by the Trustee on the basis set forth under "Public Offering--Offering Price." The Sponsor and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. Determinations by the Trustee under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Trustee shall be under no liability to the Sponsor or Unitholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee, the Sponsor and the Unitholders may rely on any evaluation furnished to the Trustee by an independent evaluation service and shall have no responsibility for the accuracy thereof.]


                           TRUST EXPENSES AND CHARGES

           ING Mutual Funds Management Co. LLC, an affiliate of ING Funds Distributor, Inc., will receive for portfolio supervisory services to the Trust an Annual Fee in the amount set forth under "Summary of Essential Information" in Part A. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to all series of the Equity Securities Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See "Portfolio Supervision.")

           The Trustee will receive, for its ordinary recurring services to the Trust, an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Unitholders."

           The Trustee's fees applicable to a Trust are payable as of each Record Date from the Income Account of the Trust to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

           The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as sponsors of the Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are charged. In addition, the Trustee is empowered to sell the Securities in order to make funds available to pay all expenses.

           Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 Cents per 100 Units. Unitholders covered by the audit during the year may receive a copy of the audited financial statements upon request.


                                REINVESTMENT PLAN

           Income and principal distributions on Units (other than the final distribution in connection with the termination of the Trust) may be reinvested by participating in the Trust's reinvestment plan. Under the plan, the Units acquired for participants will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of Additional Securities as described in "The Trust-Organization" in this Part B. Units acquired by reinvestment will not be subject to any sales charge. Investors should inform their broker, dealer or financial institution when purchasing their Units if they wish to participate in the reinvestment plan. Thereafter, Unitholders should contact their broker, dealer or financial institution if they wish to modify or terminate their election to participate in the reinvestment plan. In order to enable a Unitholder to participate in the reinvestment plan with respect to a particular distribution on their Units, such notice must be made at least three business days prior to the Record Day for such distribution. Each subsequent distribution of income or principal on the participant's Units will be automatically applied by the Trustee to purchase additional Units of the Trust. The Sponsor reserves the right to modify or terminate the reinvestment plan at any time without prior notice. The reinvestment plan for the Trust may not be available in all states.

                     EXCHANGE PRIVILEGE AND CONVERSION OFFER

           Unitholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Unitholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion Trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

           Except for Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Unitholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange or Conversion Trust.

           In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Unitholders is subject to the following additional conditions (i) at the time of the Unitholder's election to participate in the Exchange Privilege or the Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (iii) exchanges will be effected in whole units only, (iv) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (v) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Unitholders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Unitholder for exchange, or from units being redeemed for conversion, will be remitted to such Unitholder.

           The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Unitholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege or the Conversion Offer, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange
Privilege or the Conversion Offer, to add any new unit investment trust sponsored by ING Funds Distributor, Inc. or a sponsor controlled by or under common control with ING Funds Distributor, Inc., or to delete a series which has been terminated from eligibility for the Exchange Privilege or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or
(iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Unitholders. Unitholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

           To exercise the Exchange Privilege, a Unitholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Unitholder is a resident, the Unitholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.

           TAX CONSEQUENCES OF THE EXCHANGE PRIVILEGE AND THE CONVERSION OFFER. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Unitholder under the Internal Revenue Code. The Unitholder will realize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature depending on the length of time the Units have been held and other factors. (See "Tax Status".) A Unitholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.

                                   TAX STATUS


           This is a general discussion of certain Federal income tax consequences of the purchase, ownership and disposition of the Units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investments) within the meaning of the Internal Revenue Code and does not address the tax consequences of Units held by dealers, financial institutions, insurance companies or anyone who holds the Units as part of a hedge or straddle. Unitholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units.

           OPINION OF  COUNSEL.  In the  opinion of Paul,  Hastings,  Janofsky &
Walker:


           1. The Trust will be classified as a grantor trust for Federal income tax purposes and not as a partnership or association taxable as a corporation. Classification of the Trust as grantor trusts will cause the Trust not to be subject to Federal income tax and will cause the Unitholders of the Trust to be treated for Federal income tax purposes as the owner of a pro rata portion of the assets of the Trust. The income received by the Trust will be treated as income of the Unitholders.

           2. The Trust will not be subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. However, Unitholders who are New York residents must treat their pro rata portion of the income of the Trust as their income under New York State and City income tax laws. Residents of other states may have to do the same thing in their states.

           3. The Sponsor has reserved the right to create additional Units for 90 days after the original issuance date by depositing Additional Securities in the Trust. The Additional Securities must be substantially similar to the securities initially deposited in the Trust. This retained right falls within guidelines promulgated by the IRS and should not affect the taxable status of the Trust.


           Paul, Hastings, Janofsky & Walker is special counsel to the Sponsor. Its opinion is based on existing law. Paul, Hastings, Janofsky & Walker has relied on the validity of the Trust Agreement and the Prospectus and on the accuracy and completeness of the facts they contain.


           TAXATION OF UNITHOLDERS. The IRS will tax each Unitholder the same way it would if the Unitholder owned directly its pro rata share of the securities held by the Trust. Each Unitholder will determine its tax cost for its share of the securities held by the Trust by allocating its cost of the Units (including sales charges) among its share of the securities held by the Trust in proportion to the fair market values of those securities on the date the Unitholder purchases its Units. See "Fractional Undivided Interest in Trust" in the "Summary of Essential Information" in order to determine a Unitholder's share of each security on the date of Deposit, and see "Cost of Securities to Trust" under "Portfolio" in order to determine the fair market value of each security on that date.

           The Trust will own shares of regulated investment companies (referred to herein as the "High Yield Funds") that own high-yield corporate debt instruments. The IRS will treat each Unitholder as receiving its share of the ordinary dividends and capital gain dividends on the shares of the High Yield Funds held by Trust, when the Trust receives those items, unless the Unitholder has an accounting method that requires an earlier accrual. A Unitholder may treat its share of capital gains dividends received by the Trust as capital gains dividends received by it. A Unitholder will be taxed on its distributions from the Trust whether it receives them in cash or reinvests them in additional Units through the Reinvestment Plan.

           Each Unitholder will generally have to calculate its gain or loss when the Trust sells, exchanges or redeems shares in a High Yield Funds or when the Unitholder sells, exchanges or redeems Units. Any gain will generally be a capital gain and will be long-term if the Unitholder has held its Units for more than one year and the Trust has held the shares in the High Yield Funds for more than one year. A Unitholder's share of capital gains dividends received by the Trust from the High Yield Funds will also be long-term capital gain, regardless of the period of time for which the Unitholder has held its Units or the period of time for which the Trust has held the shares in the High Yield Funds. Capital gains are generally taxed at the same rates applicable to ordinary income, although non-corporate Unitholders may be subject to a reduced tax rate of 20% on long-term capital gains. Tax rates may increase before the Trust sells shares in the High Yield Funds or the Unitholders sell Units.

           Any loss on the sale or redemption of Units or share in the High Yield Funds will generally be a capital loss, and will be long-term for Unitholders who have held their Units for more than one year if the Trust has also held the shares in the High Yield Funds for more than one year and short-term capital gain or loss if the Trust has held the shares, or the Unitholder has held the Units for one year or less. Capital losses are deductible to the extent of capital gains. In addition, Unitholders that are not corporations may deduct up to $3,000 of capital losses

(married individuals filing separately may only deduct $1,500) against ordinary income. However, if the Trust buys shares and sells them at a loss within six months (or if the Unitholder buys Units and sells them at a loss within six months), the loss will be treated as a long-term capital loss, rather than a short-term capital loss if (and to the extent that) the Trust received any capital gains dividends with respect to those shares.

           Unitholders will also not be able to deduct losses resulting from the sale of shares or the sale of Units if (and to the extent that) the Unitholder purchases other shares or other Units within 30 days before or after the sale. This rule could also apply to a transaction in which a Unitholder sell Units or the Trust sells shares of a High Yield Funds, and the Unitholder purchases shares of that same High Yield Fund directly within the 60 days period. If this disallowance rule applies, the basis of the newly purchased Units and shares will be adjusted to reflect the disallowed loss.

           A Unitholder who itemizes its deductions may also deduct its pro rata share of the fees and expenses of a Trust, but only to the extent that such amounts, together with the Unitholder's other miscellaneous deductions, exceed 2% of its adjusted gross income. The deduction of fees and expenses is subject to limitations for individuals with incomes in excess of certain thresholds.

           The Trustee will give each Unitholder an annual statement showing the dividends and capital gains dividends received by the Trust, the gross proceeds received by the Trust from the disposition of any shares in the High Yield Funds, and any other income and fees and expenses of the Trust. The Trustee will also give an annual information return to each Unitholder and send copies of those returns to the Internal Revenue Service.

           Each Unitholder may have three choices when the Trust terminates. First, a Unitholder who owns at least 2,500 units may have the Trust distribute its share of the shares of the High Yield Funds in kind (plus cash in lieu of fractional shares). Second, a Unitholder can have the Trust sell its share of the shares of the High Yield Funds and distribute the cash. Third, a Unitholder can reinvest the cash it would have received in units of a future series of the Trust (if one is offered). A Unitholder who asks the Trust to distribute its share of the shares of the High Yield Funds (plus cash for fractional shares) should not be taxed when the shares of the High Yield Funds are distributed to it, although the cash should be taxable. However, there is no specific authority covering this issue.


           TAXATION OF THE HIGH YIELD FUNDS. The High Yield Funds have elected and intend to continue to elect to qualify to be treated as regulated investment companies for Federal income tax purposes. If they qualify, the High Yield Funds will not be subject to Federal income tax on the income they distribute to their shareholders, including the Trust. A High Yield Fund that does not qualify as a regulated investment company will be taxed on its taxable income and capital gains; and all distributions to its shareholders, including distributions of net long-term capital gains, will be taxable as ordinary income.

           In order to qualify as a regulated investment company, a High Yield Fund must distribute each year at least 90% of its investment company taxable income (including, generally, taxable interest, dividends, net short- term capital gains, and certain other income, less certain expenses, and must meet several additional requirements.


           The High Yield Funds may have to accrue and distribute income not yet received if they invest in Bonds issued at a discount. The High Yield Funds may be required to sell Bonds that they otherwise would have continued to hold in order to generate sufficient cash to make this distribution.


           The High Yield Funds intend to distribute enough of their income to avoid the 4% excise tax imposed on regulated investment companies that do not distribute at least 98% of their ordinary income and capital gains net income and 100% of those amounts not distributed in prior years.

           TAXATION OF THE TRUST AS A SHAREHOLDER OF THE HIGH YIELD FUNDS. Dividends from the High Yield Funds' investment company taxable income generally are taxable to Unitholders as ordinary income to the extent of the High Yield Funds' earnings and profits. Distributions of the High Yield Funds' net capital gain, when designated as such, are taxable to Unitholders as long-term capital gain, regardless of how long they have held their Units. Distributions by the High Yield Funds to Unitholders in any year that exceed the High Yield Funds' earnings and profits generally may be applied by each Unitholder against his or her basis for the High Yield Funds' shares and will be taxable as long-term or short-term, depending on the Unitholder's and the Trust's holding period, capital gains (assuming the High Yield Funds' shares are held as a capital asset) to any Unitholder to the extent the distributions to the Unitholder exceed the Unitholder's basis for his or her shares. The High Yield Funds may retain for investment their net capital gain. However, if a High Yield Fund does so, it will be subject to tax on the amount retained. In that event, the High Yield Funds may designate the retained amount as undistributed capital gain in a notice to their Unitholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the High Yield Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (iii) will increase the tax basis of their shares by an amount equal to the difference between the amount of undistributed capital gain included in their gross income and the tax deemed paid.

           The High Yield Funds may acquire zero coupon or other securities issued with original issue discount. As the holders of such securities, the High Yield Funds must include in their gross income the original issue discount that accrues on the securities during the taxable year, even if they receive no corresponding payment on the securities during the year. The High Yield Funds also must include in their gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because the High Yield Funds annually must distribute substantially all of their investment company taxable income, including any accrued original issue discount and other non-cash income, to satisfy the distribution requirement and to avoid imposition of the excise tax, the High Yield Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions will be made from the High Yield Funds' cash assets or from the proceeds of sales of portfolio securities, if necessary. The High Yield Funds may recognize capital gains or losses from those sales, which would increase or decrease their investment company taxable income and/or net capital gain.

           The use of certain derivatives, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the High Yield Funds realize in connection therewith. These rules also may require the High Yield Funds to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in their portfolios, which may cause the High Yield Funds to recognize income or gain without receiving cash with which to make distributions necessary to satisfy the distribution requirement and to avoid imposition of the excise tax.

           Foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the High Yield Funds' income available for distribution. If, under the rules governing the tax treatment of foreign currency gain and losses, the High Yield Funds' income available for distribution is decreased or eliminated, all or a portion of the distributions by the High Yield Funds may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain.

           Income received by the High Yield Funds from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

           If the High Yield Fund has an "appreciated financial position" generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the High Yield Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the High Yield Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

           A Unitholder will generally have a taxable gain or loss when it sells Units, when the Trust sells shares of the High Yield Funds, and when the High Yield Funds sell Securities and distribute capital gains dividends. The gain or loss will generally be capital gain or capital loss if the Units are capital assets for the Unitholders. Unitholders will also generally have ordinary income if the High Yield Funds sell or redeem Securities that were acquired at a market discount, or sell Securities at a short term capital gain, and distribute ordinary dividends. In general, the IRS will treat Securities as market discount Securities when the cost of the Security, plus any original issue discount that has not yet accrued, is less than the amount due to be paid at the maturity of the Security. The IRS taxes all or a portion of the gain on the sale of a market discount Security as ordinary income when the Security is sold, redeemed or paid. The portion of the gain taxed by the IRS as ordinary income is equal to the portion of the market discount that has accrued since the seller purchased the Security.

           Distributions made by the High Yield Funds will not qualify for the corporate dividends-received deduction.

           If the High Yield Funds declare dividends in October, November or December that are payable to shareholders of record on a date during those months, Unitholders must take the dividends into account for tax purposes in the current year, if the dividend is paid either in the current year, or in January of the following year.

           Ordinary and capital gain dividends will be taxable as described above whether received in cash or reinvested in additional Units under the Reinvestment Plan. A Unitholder whose distributions are reinvested in additional Units under the Reinvestment Plan will be treated as having received the amount of cash allocated to the Unitholder for the purchase of those Units.

           An investor should be aware that, if Units are purchased shortly before the record date for any dividend or other distribution from a High Yield Fund, the investor will pay full price for the Units and will receive some portion of the purchase price back as a taxable distribution.

           BACKUP WITHHOLDING. The Trust generally must withhold and pay over to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual Unitholder who either does not supply its taxpayer identification number, has not reported all of its dividends and interest income, or does not certify to the Trust that he or she is not subject to withholding. The social security number of an individual is its taxpayer identification number.

           TAX-EXEMPT ENTITIES. Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts, are nevertheless taxed under the Code on unrelated business taxable income. Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Trust and gain from the sale of Units in the Trust or from the Trust's sale of Securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Unit itself is debt- financed or constitutes dealer property in the hands of the tax-exempt entity.

           Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit-sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust, including the fact that the Trust is intended to generate tax exempt income; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

           Prospective tax-exempt investors are urged to consult their own tax advisers concerning the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in the Trust.

           STATE AND LOCAL TAXES. Unitholders may have to pay state and local tax on their share of ordinary dividends and capital gain dividends paid by the High Yield Funds.


                                  OTHER MATTERS


           LEGAL OPINIONS. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022 as counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for the Trustee.

           INDEPENDENT AUDITORS. The financial statements of the Trust for the period ended December 31, 2000 included in Part A of this Prospectus have been examined by Ernst & Young LLP, independent auditors. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.


           PORTFOLIO SUPERVISOR. ING Mutual Funds Management Co. LLC, a Delaware limited liability company, is a wholly-owned indirect subsidiary of ING Group and is an affiliate of the Sponsor.

           PERFORMANCE INFORMATION. Total returns, average annualized returns or cumulative returns for various periods of the High Yield Funds and this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for this Trust. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

           No person is authorized to give any information or to make any representations with respect to this Trust not contained in Parts A and B of this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

                                   ----------

 This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.



                   Table of Contents
                   ------------------
  Title                                                 Page
  -----                                                 ----
    PART A
The Trust............................................       A-2
Summary of Essential Information.....................       A-4
Fee Table............................................       A-5
Financial and Statistical Information................       A-6
Audit and Financial Information......................       A-8

   PART B
The Trust............................................       B-1
Risk Considerations..................................       B-3
Public Offering......................................       B-8
Rights of Unitholders................................      B-10
Liquidity............................................      B-11
Trust Administration.................................      B-13
Trust Expenses and Charges...........................      B-18
Reinvestment Plan....................................      B-19
Exchange Privilege and Conversion Offer..............      B-20
Tax Status...........................................      B-21
Other Matters........................................      B-25

                                      LOGO
                             EQUITY SECURITIES TRUST
                                    SERIES 22
                           HIGH YIELD SYMPHONY SERIES


                            (A UNIT INVESTMENT TRUST)


                                   PROSPECTUS



                              DATED: April 30, 2001




                                    SPONSOR:


                           ING FUNDS DISTRIBUTOR, INC.
                               1475 Dunwoody Drive
                        West Chester, Pennsylvania 19380
                                 1-877-463-6464


                                    TRUSTEE:


                            THE CHASE MANHATTAN BANK
                                4 New York Plaza
                            New York, New York 10004



           This Prospectus does not contain all of the information set forth in the registration statement, filed with the SEC, Washington, D.C., under the Securities Act of 1933 (file no. 333-69225), and the Investment Company Act of 1940 (file no. 811-2868), and to which reference is made.


Information may be reviewed and copied at the Commission's Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

o          visiting the SEC Internet address: http://www.sec.gov

o electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov

o writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:


The facing sheet on Form S-6.
The Prospectus consisting of    pages.
Signatures.
Consent of Independent Auditors.
Consent of Counsel (included in Exhibit 99.3.1 and Exhibit 99.3.2). Consent of Portfolio Consultant.




The following exhibits:


99.1.1         --     Reference Trust Agreement including certain amendments to the Trust Indenture and Agreement (filed as
                      Exhibit 99.1.1 to Amendment No. 2 to Form S-6 Registration Statement No. 333-69255 of Equity Securities
                      Trust, Series 22 on March 11, 1999 and incorporated herein by reference).

99.1.1.1       --     Form of Trust Indenture and Agreement (filed as Exhibit 99.1.1.1 to Amendment No. 1 to Form S-6 Registration
                      Statement No. 33-62627 of Equity Securities Trust, Series 6 on November 16, 1995 and incorporated herein by reference).

99.1.3.4       --     Articles of Incorporation and Articles of Amendment of ING Funds Distributor, Inc. (filed as Exhibit
                      99.1.3.5 to Amendment No. 2 to Form S-6 Registration Statement No. 333-31048 on March 28, 2000 and
                      incorporated herein by reference).

99.1.3.5       --     By-Laws of ING Funds Distributor, Inc. (filed as Exhibit 99.1.3.6 to Amendment No. 2 to Form S-6
                      Registration Statement No. 333-31048 on March 28, 2000 and incorporated herein by reference).

99.1.4         --     Form of Agreement Among Underwriters (filed as Exhibit 1.4 to Amendment No. 1 to Form S-6 Registration
                      Statement No. 33-62627 of Equity Securities Trust, Series 6, Signature Series, Gabelli Entertainment and
                      Media Trust on November 16, 1995 and incorporated herein by reference).


99.3.1         --     Opinion of Battle Fowler LLP as to the legality of the securities being registered, and to the filing of their opinion regarding tax status of the Trust (filed as Exhibit 99.3.1 to Amendment No. 2 to Form S-6
                      Registration Statement No. 333-69255 of Equity Securities Trust, Series 22 on March 11, 1999 and
                      incorporated herein by reference).


99.3.2         --     Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

99.6.0         --     Powers of Attorney of ING Funds Distributor, Inc., by its officers and a majority of its Directors (filed as
                      Exhibit 99.6.0 to Form S-6 Registration Statement No. 333-31048 on February 24, 2000 and incorporated herein by reference).


                                      II-1








99.11.0        --     Code of Ethics of ING Mutual Funds Management Co. LLC (filed as Exhibit 99.11.0 to Post-Effective Amendment
                      No. 8 to Form S-6 Registration No. 33-45890 for Insured Municipal Securities Trust, New York Navigator
                      Insured Series 11 and New Jersey Navigator Insured Series 8, Series 30 and New York Navigator Insured Series
                      12 and New York Navigator Insured Series 15 and New Jersey Navigator Insured Series 11 on October 27, 2000
                      and incorporated herein by reference).



                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the registrant, Equity Securities Trust, Series 22, High Yield Symphony Series certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of April, 2001.

                 EQUITY SECURITIES TRUST, SERIES 22, HIGH YIELD SYMPHONY SERIES
                           (Registrant)

                 ING FUNDS DISTRIBUTOR, INC.
                           (Depositor)


                 By:        /S/TENZING DECK
                           ------------------
                           (President and Sole Director)



           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, who constitute the principal officers and a majority of the directors of ING Funds Distributor, Inc., the Depositor, in the capacities and on the dates indicated.

Name                      Title                               Date
----                      -----                               ----


/S/ TENZING DECK          President and Sole Director         April 27, 2001
-----------------
Tenzing Deck

                          INDEPENDENT AUDITORS CONSENT


           We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 16, 2001, in the Registration Statement and related Prospectus of Equity Securities Trust, Series 22, High Yield Symphony Series.



                                                      /s/ ERNST & YOUNG LLP


New York, New York
April 27, 2001

                               CONSENT OF COUNSEL

           We hereby consent to the use of our name under the heading "Legal Matters" in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Equity Securities Trust, Series 22, High Yield Symphony Series as filed with the Securities and Exchange Commission on or about April 27, 2001.


PAUL, HASTINGS, JANOFSKY & WALKER LLP



New York, New York
April 27, 2001

                         CONSENT OF PORTFOLIO CONSULTANT


THE SPONSOR, TRUSTEE AND UNITHOLDERS
EQUITY SECURITIES TRUST, SERIES 22,
HIGH YIELD SYMPHONY SERIES

           We hereby consent to the use of the name "Riccardi Group LLC" included herein and to the reference to our firm in the Prospectus.

RICCARDI GROUP LLC


Fort Lauderdale, Florida
April 2001